UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 02, 2024

Ovintiv Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1700, 370 17th Street
Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 623-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of Shareholders of Ovintiv Inc. (the “Corporation”) held on May 2, 2024, the following matters, as further described in the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2024 (the “Proxy Statement”), were submitted to a vote of holders of common stock.

1.
Election of Directors

Each nominee listed in the Proxy Statement was elected as a director of the Corporation. The results of the vote by ballot were as follows:

	Shares For	Shares Against	Abstain	Broker Non-vote
Peter A. Dea	194,581,463	5,980,639	150,878	20,538,660
Sippy Chhina	200,244,944	317,144	150,892	20,538,660
Meg A. Gentle	198,470,251	2,099,327	143,402	20,538,660
Ralph Izzo	195,409,729	4,945,059	358,192	20,538,660
Howard J. Mayson	198,481,795	2,081,815	149,370	20,538,660
Brendan M. McCracken	198,830,113	1,735,065	147,802	20,538,660
Steven W. Nance	198,531,863	2,033,078	148,039	20,538,660
Suzanne P. Nimocks	188,947,158	11,604,010	161,812	20,538,660
George L. Pita	199,317,510	1,240,003	155,467	20,538,660
Thomas G. Ricks	188,827,826	11,525,314	359,840	20,538,660
Brian G. Shaw	197,404,723	3,154,579	153,678	20,538,660

2. Advisory Vote to Approve Compensation of Named Executive Officers

The results of the non-binding advisory vote for the compensation of the Corporation’s named executive officers were as follows:

Shares For	Shares Against	Abstain	Broker Non-vote
193,170,054	7,326,219	216,707	20,538,660

3. Ratify PricewaterhouseCoopers LLP as Independent Auditors

The results for the ratification of PricewaterhouseCoopers LLP, Chartered Accountants, as the Corporation’s independent auditors were as follows:

Shares For	Shares Against	Abstain	Broker Non-vote
214,298,281	6,792,132	161,227	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Exhibit Description

Exhibit 99.1 News Release dated May 6, 2024.

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVINTIV INC.

Date:	May 6, 2024	By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb Title: Assistant Corporate Secretary